NET INCOME PER SHARE (Tables)	12 Months Ended
Dec. 31, 2014
NET INCOME PER SHARE
Schedule of computation of basic and diluted net income per share

	Years ended December 31,
	2012	2013	2014

Net income (loss)-basic (numerator)
Net income (loss) attributable to Xueda Education Group ordinary shareholders	1,965	16,151	(10,022)

Shares (denominator)
Weighted average ordinary shares used in calculating net income (loss) per share-basic	131,316,004	131,681,540	126,567,703
Effect of dilutive securities
Plus incremental weighted average ordinary shares from assumed conversions of stock options and nonvested shares using the treasury stock method	460,203	2,785,328	—

Weighted average ordinary shares used in calculating net income (loss) per share-diluted	131,776,207	134,466,868	126,567,703

Net income (loss) per ordinary share-basic	0.01	0.12	(0.08)
Net income (loss) per ordinary share-diluted	0.01	0.12	(0.08)